Exhibit 13.2

8/25/2021 Circle Internet Financial Inc. Mail - Last Chance to Invest in HealthTech Deal & New Reg A+ RaiseSarah Haas <sarah@seedinvest.com>Last Chance to Invest in HealthTech Deal & New Reg A+ Raise 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:21 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comWeekly Deal NewsletterClosing TonightLast day to invest in Pops DiabetesPops is an AI medtech platform and glucometer enabling people to manage their own diabetes. Today, Friday, July 30th, is the last day to invest. To do so, you must complete the online process by 11:59pm ET tonight.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678441035 36702&simpl=msg-f%3A1709067844103536702 1/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Chance to Invest in HealthTech Deal & New Reg A+ RaiseINVEST IN POPSClosing SoonOnly one week left to invest in ABAKA - the most funded ﬁntech deal currently live on SeedInvestABAKA, an AI-powered recommendation engine for the ﬁnancial industry, is raising on SeedInvest for a limited time. The company's award-winning product has helped millions of consumers and policy holders receive product recommendations for credit cards, savings, retirement, and insurance with clients such as HSBC, Prudential, and Legal & General. ABAKA's campaign has raised over $4.7M and is closing next Friday, August 6th.INVEST IN ABAKAhttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678441035 36702&simpl=msg-f%3A1709067844103536702 2/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Chance to Invest in HealthTech Deal & New Reg A+ RaiseReg A+ Now Accepting ReservationsBasil Street | Automatic pizza kitchensBasil Street has developed a robotic automated pizza kitchen (APK) to provide customers with delicious, convenient, and affordable pizza. Its patented technology is aiming to scale and disrupt the global pizza market through its convenient, kiosk approach. Highlights include:The company has already completed an initial pilot program for its Automated Pizza Kitchens (APKs), serving real customers delicious pizza in multiple locations across the U.S. - Basil Street has purchase orders for 50 APKs targeting deployment in the ﬁeld by fall 2021Investors include the former CEO of Sleep Number plus the founder and CEO of TRX TrainingIP includes one granted and one pending patent covering food product storage and vending kioskTeam has more than 50 years of combined experience in self-serve kiosks, pizza making, and Silicon Valley ﬁnancehttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678441035 36702&simpl=msg-f%3A1709067844103536702 3/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Chance to Invest in HealthTech Deal & New Reg A+ RaiseRESERVE SHARESUpcoming WebinarsBasil Street's Kick-Off Webinar | Wednesday, August 4th at 4pm ETAutocase's Final Investor Webinar | Thursday, August 5th at 2pm ETAugust Reg A+ Webinar | Thursday, August 5th at 4pm ETSeedInvest Promotions & PerksDeath & Co | All investors who reserve shares and later purchase their reserved shares will receive access to the Death & Co Cocktail Compendium, with almost 1K original cocktails, as well as the Investor Cocktail 101 Virtual Class. Previous investors will receive additional bonus perks. Learn more.AMASS | Investors who reserve shares and later purchase their reserved shares will receive access to exclusive perks, including the company's Limited Edition Investor Vodka. Learn more.AppMail | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.American Flag Football League | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.Modal Living | Investors who invest over $2,500 are eligible for ADU discounts, upgrades, and Modal Pod discounts. Learn more.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678441035 36702&simpl=msg-f%3A1709067844103536702 4/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Chance to Invest in HealthTech Deal & New Reg A+ RaiseDon't Miss Out on Future Updates...Want to keep receiving these emails? Be sure to click the "Follow" button on any company's proﬁle page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.SeedInvest Auto InvestLooking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.Refer an EntrepreneurDid you know you can make between $5K-$20K by referring an entrepreneur to SeedInvest? Learn more about our referral program here.Browse all deals. Learn more about all of our investment opportunities.Questions? Email us. We're happy to help.You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678441035 36702&simpl=msg-f%3A1709067844103536702 5/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Chance to Invest in HealthTech Deal & New Reg A+ Raise If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.Pops, AMASS, Modal Living, AFFL Associates, LLC, and Autocase are offering securities under Rule 506(c) of Regulation D and Regulation CF through SI Securities, LLC ("SI Securities"). The Company has ﬁled a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at Pops: https://www.seedinvest.com/pops, AMASS: https://www.seedinvest.com/amass, Modal Living: https://www.seedinvest.com/modal.living, AFFL Associates, LLC: https://www.seedinvest.com/affl, Autocase: https://www.seedinvest.com/autocaseABAKA is offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: ABAKA: https://www.seedinvest.com/abakaAppMail, Death & Co, and Basil Street Cafe are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from AppMail: https://www.seedinvest.com/appmail, Death & Co: https://www.seedinvest.com/death.co, Basil Street Cafe: https://www.seedinvest.com/basil.street.cafe Copyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678441035 36702&simpl=msg-f%3A1709067844103536702 6/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Day to Invest in ABAKA & Esports Deal LaunchesSarah Haas <sarah@seedinvest.com>Last Day to Invest in ABAKA & Esports Deal Launches 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:21 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comWeekly Deal NewsletterClosing TonightToday is the last day to invest in ABAKA, the most funded deal currently live on SeedInvestABAKA is an AI-powered recommendation engine for the ﬁnancial industry. The company's award-winning product has helped millions of consumers and policy holders receive product recommendations for credit cards, savings, retirement, and insurance with clients such as HSBC, Prudential, and Legal & General.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678562016 30100&simpl=msg-f%3A1709067856201630100 1/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Day to Invest in ABAKA & Esports Deal Launches ABAKA's campaign has raised over $4.9M, making it the largest live deal on SeedInvest. The last day to invest is today, Friday, August 6th.INVEST IN ABAKANow Accepting InvestmentsMatcherino | Esports events software platformMatcherino develops, owns, and operates a software platform for game publishers and tournament organizers to run highly scalable and successful esports events. Esports are video games that are played in a highly organized, competitive environment. Highlights include:Powered over 26K esports tournaments with prize poolsDistributed $8M in tournament winnings to over 93K global winnershttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678562016 30100&simpl=msg-f%3A1709067856201630100 2/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Day to Invest in ABAKA & Esports Deal Launches Relationships with publishers, retailers, and brands including Walmart\ESA, ESL, Wizards of the Coast, Corsair, GameStop, GFuel, among others830+ tournament organizers in the Matcherino Partner ProgramPowering over a thousand tournaments a month (prior six month average) across popular titles including Fortnite, Call of Duty, Street Fighter V, Clash Royale, and dozens of othersLEARN MOREClosing Next WeekThere is one week left to invest in Autocase & Modal LivingAutocase | Economic analysis software for sustainable buildings and infrastructure | InvestModal Living | Modern, modular backyard homes and ofﬁces | Investhttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678562016 30100&simpl=msg-f%3A1709067856201630100 3/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Day to Invest in ABAKA & Esports Deal LaunchesUpcoming WebinarsModal Living's Final Investor Webinar | Wednesday, August 11th at 4pm ETSeptember Reg A+ Webinar | Thursday, September 2nd at 4pm ETSeedInvest Promotions & PerksDeath & Co | All investors who reserve shares and later purchase their reserved shares will receive access to the Death & Co Cocktail Compendium, with almost 1K original cocktails, as well as the Investor Cocktail 101 Virtual Class. Previous investors will receive additional bonus perks. Learn more.AMASS | Investors who reserve shares and later purchase their reserved shares will receive access to exclusive perks, including the company's Limited Edition Investor Vodka. Learn more.AppMail | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.American Flag Football League | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.Don't Miss Out on Future Updates...Want to keep receiving these emails? Be sure to click the "Follow" button on any company's proﬁle page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678562016 30100&simpl=msg-f%3A1709067856201630100 4/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Day to Invest in ABAKA & Esports Deal Launches SeedInvest Auto InvestLooking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.Refer an EntrepreneurDid you know you can make between $5K-$20K by referring an entrepreneur to SeedInvest? Learn more about our referral program here.Browse all deals. Learn more about all of our investment opportunities.Questions? Email us. We're happy to help.You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.ABAKA is offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: ABAKA: https://www.seedinvest.com/abakahttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678562016 30100&simpl=msg-f%3A1709067856201630100 5/6

8/25/2021 Circle Internet Financial Inc. Mail - Last Day to Invest in ABAKA & Esports Deal Launches Autocase, Modal Living, Matcherino, Inc, AMASS, and AFFL Associates, LLC are offering securities under Rule 506(c) of Regulation D and Regulation CF through SI Securities, LLC ("SI Securities"). The Company has ﬁled a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at Autocase: https://www.seedinvest.com/autocase, Modal Living: https://www.seedinvest.com/modal.living, Matcherino, Inc: https://www.seedinvest.com/matcherino, AMASS: https://www.seedinvest.com/amass, AFFL Associates, LLC: https://www.seedinvest.com/afflDeath & Co, and AppMail are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from Death & Co: https://www.seedinvest.com/death.co, AppMail: https://www.seedinvest.com/ appmail Copyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678562016 30100&simpl=msg-f%3A1709067856201630100 6/6

8/25/2021 Circle Internet Financial Inc. Mail - Prefab & GreenTech Deals Closing TonightSarah Haas <sarah@seedinvest.com>Prefab & GreenTech Deals Closing Tonight 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:22 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comWeekly Deal NewsletterClosing TonightPrefab & GreenTech Deals Closing TonightAutocase | Economic analysis software for sustainable buildings and infrastructure | InvestModal Living | Modern, modular backyard homes and ofﬁces | InvestBoth campaigns are closing tonight, Friday, August 13th at 11:59pm ET. If you wish to invest, please do so at your earliest convenience via the link below after logging into your SeedInvest account.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678707664 37652&simpl=msg-f%3A1709067870766437652 1/5

8/25/2021 Circle Internet Financial Inc. Mail - Prefab & GreenTech Deals Closing TonightLast Chance to Reserve SharesAmerican Flag Football League | Flag football league building a community of fans and players across the U.S.The American Flag Football League (AFFL) is an entertainment company presenting live events and content around the rapidly growing sport of ﬂag football.Over 5B estimated press impressions including features in ESPN, Bleacher, Barstool, NBC, NY Times, WSJ, and WiredMulti-year deal with CBS Sports to broadcast games this fall and a prior NFL Partnership and NFL Network Deal during the 2018 seasonLarge Facebook Live following with over 1.7M views across the 2019 ﬁnalsBy making a reservation you will have the chance to complete your investment ahead of the public launch and are eligible for bonus perks. Please note that all reservations are non-binding and may be cancelled at any time.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678707664 37652&simpl=msg-f%3A1709067870766437652 2/5

8/25/2021 Circle Internet Financial Inc. Mail - Prefab & GreenTech Deals Closing TonightLEARN MORE & RESERVE SHARESUpcoming WebinarsSeptember Reg A+ Webinar | Thursday, September 2nd at 4pm ETShoot My Travel Investor Webinar | Thursday, August 25th at 4pm ETSeedInvest Promotions & PerksDeath & Co | All investors who reserve shares and later purchase their reserved shares will receive access to the Death & Co Cocktail Compendium, with almost 1K original cocktails, as well as the Investor Cocktail 101 Virtual Class. Previous investors will receive additional bonus perks. Learn more.AMASS | Investors who reserve shares and later purchase their reserved shares will receive access to exclusive perks, including the company's Limited Edition Investor Vodka. Learn more.AppMail | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.American Flag Football League | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.Matcherino | The company is offering exclusive investor perks, including organized private tournaments in any game of your choosing. Learn more here.Don't Miss Out on Future Updates...https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678707664 37652&simpl=msg-f%3A1709067870766437652 3/5

8/25/2021 Circle Internet Financial Inc. Mail - Prefab & GreenTech Deals Closing Tonight Want to keep receiving these emails? Be sure to click the "Follow" button on any company's proﬁle page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.SeedInvest Auto InvestLooking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.Refer an EntrepreneurDid you know you can make between $5K-$20K by referring an entrepreneur to SeedInvest? Learn more about our referral program here.Browse all deals. Learn more about all of our investment opportunities.Questions? Email us. We're happy to help.You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678707664 37652&simpl=msg-f%3A1709067870766437652 4/5

8/25/2021 Circle Internet Financial Inc. Mail - Prefab & GreenTech Deals Closing TonightSeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.Autocase, Modal Living, Matcherino, Inc, AMASS, AFFL Associates, Inc., and Shoot My Travel are offering securities under Rule 506(c) of Regulation D and Regulation CF through SI Securities, LLC ("SI Securities"). The Company has ﬁled a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at Autocase: https://www.seedinvest.com/autocase, Modal Living: https://www.seedinvest.com/modal.living, Matcherino, Inc: https://www.seedinvest.com/matcherino, AMASS: https://www.seedinvest.com/amass, AFFL Associates, Inc.: https://www.seedinvest.com/affl, Shoot My Travel: https://www.seedinvest.com/shoot.my.travelAppMail, and Death & Co are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from AppMail: https://www.seedinvest.com/appmail, Death & Co: https://www.seedinvest.com/ death.co Copyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678707664 37652&simpl=msg-f%3A1709067870766437652 5/5

8/25/2021 Circle Internet Financial Inc. Mail - Reserve Shares in Four DealsSarah Haas <sarah@seedinvest.com>Reserve Shares in Four Deals 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:15 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comAccepting ReservationsReserve shares in four deals on SeedInvestThere are four deals on SeedInvest accepting reservations. A reservation is non- binding and you may cancel at any time. Learn more about the deals accepting reservations below.AMASS | Portfolio of premium, high-growth botanic beverages and self care productsAppMail | Email solution enabling users to browse, select, and make purchases without leaving their inboxhttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674600862 12503&simpl=msg-f%3A1709067460086212503 1/2

8/25/2021 Circle Internet Financial Inc. Mail - Reserve Shares in Four DealsBasil Street | Developer of robotic automated pizza kitchensDeath & Co | Integrated hospitality group creating unique cocktail experiences across the U.S.Questions? Email us. We're happy to help.You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.AMASS is offering securities under Rule 506(c) of Regulation D and Regulation CF through SI Securities, LLC ("SI Securities"). The Company has ﬁled a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at AMASS: https://www.seedinvest.com/amassDeath & Co, AppMail, and Basil Street Cafe are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from Death & Co: https://www.seedinvest.com/death.co, AppMail: https://www.seedinvest.com/appmail, Basil Street Cafe: https://www.seedinvest.com/basil.street.cafe Copyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674600862 12503&simpl=msg-f%3A1709067460086212503 2/2

8/25/2021 Circle Internet Financial Inc. Mail - Successful Reg A+ Deal Closing TonightSarah Haas <sarah@seedinvest.com>Successful Reg A+ Deal Closing Tonight 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:21 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comWeekly Deal NewsletterClosing TonightToday is the last day to invest in Good Earth OrganicsGood Earth Organics (GEO) is developing premium certiﬁed organic potting soils for high-yield, toxin-free cannabis plants. Deal highlights include:Revenue | For the ﬁrst quarter of 2021, GEO reported a 51% YoY increase in revenue and a 82% YoY increase in gross proﬁt (subject to change pending 2021 audit).https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678339078 41311&simpl=msg-f%3A1709067833907841311 1/5

8/25/2021 Circle Internet Financial Inc. Mail - Successful Reg A+ Deal Closing Tonight Quality | GEO soils are optimized for cannabis and hemp growing. The company has earned organic certiﬁcations from both OMRI & Clean Green, independent certiﬁers that test and approve soils for organic growing.Industry Growth | The retail cannabis market hit $20B in 2020, and is projected to exceed $40B by 2025. GEO offers investors an on-ramp to the cannabis industry without any federal restrictions that come from businesses that directly sell cannabis.The campaign surpassed $2.6M, is successfully funded, and is closing today, Friday, July 23rd at 11:59pm ET.INVEST IN GOOD EARTH ORGANICSLast Week to InvestPops' campaign ends next Friday, July 30thhttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678339078 41311&simpl=msg-f%3A1709067833907841311 2/5

8/25/2021 Circle Internet Financial Inc. Mail - Successful Reg A+ Deal Closing TonightPops is an AI medtech platform and glucometer enabling people to manage their own diabetes. The campaign is closing next Friday, July 30th.INVEST IN POPSUpcoming WebinarsPops' Final Webinar | Wednesday, July 28th at 2pm ETAugust Reg A+ Webinar | Thursday, August 5th at 4pm ETSeedInvest Promotions & PerksDeath & Co | All investors who reserve shares and later purchase their reserved shares will receive access to the Death & Co Cocktail Compendium, with almost 1K original cocktails, as well as the Investor Cocktail 101 Virtual Class. Previous investors will receive additional bonus perks. Learn more.AMASS | Investors who reserve shares and later purchase their reserved shares will receive access to exclusive perks, including the company's Limited Edition Investor Vodka. Learn more.AppMail | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.American Flag Football League | Investors who reserve shares and later purchase their reserved shares will be bumped up to the next tier of investor perks. Learn more.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678339078 41311&simpl=msg-f%3A1709067833907841311 3/5

8/25/2021 Circle Internet Financial Inc. Mail - Successful Reg A+ Deal Closing Tonight Modal Living | Investors who invest over $2,500 are eligible for ADU discounts, upgrades, and Modal Pod discounts. Learn more.Don't Miss Out on Future Updates...Want to keep receiving these emails? Be sure to click the "Follow" button on any company's proﬁle page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.SeedInvest Auto InvestLooking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.Refer an EntrepreneurDid you know you can make between $5K-$20K by referring an entrepreneur to SeedInvest? Learn more about our referral program here.Browse all deals. Learn more about all of our investment opportunities.Questions? Email us. We're happy to help.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678339078 41311&simpl=msg-f%3A1709067833907841311 4/5

8/25/2021 Circle Internet Financial Inc. Mail - Successful Reg A+ Deal Closing TonightYou are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.SeedInvest’s selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.The Good Earth Organics, Inc. is offering securities through the use of an Offering Statement that has been qualiﬁed by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: The Good Earth Organics, Inc.: https://www.seedinvest.com/ goodearthorganicsAMASS, AFFL Associates, LLC, Pops, and Modal Living are offering securities under Rule 506(c) of Regulation D and Regulation CF through SI Securities, LLC ("SI Securities"). The Company has ﬁled a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at AMASS: https://www.seedinvest.com/amass, AFFL Associates, LLC: https://www.seedinvest.com/affl, Pops: https://www.seedinvest.com/pops, Modal Living: https://www.seedinvest.com/modal.livingAppMail, and Death & Co are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from AppMail: https://www.seedinvest.com/appmail, Death & Co: https://www.seedinvest.com/ death.co Copyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090678339078 41311&simpl=msg-f%3A1709067833907841311 5/5

8/25/2021 Circle Internet Financial Inc. Mail - Watch AppMail's New Video with Priceline's Co-FounderSarah Haas <sarah@seedinvest.com>Watch AppMail's New Video with Priceline's Co-Founder 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:15 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comCompany UpdatePriceline's co-founder comments on AppMail in the company's new videoAppMail is an email solution enabling users to browse, select, and make purchases without leaving their inbox. The company just posted a new video to the SeedInvest platform that highlights Jeff Hoffman, co-founder of Priceline, who is a shareholder and advisor to the company. Watch the video to learn more about AppMail's use cases and why he believes in the company's future. You can watch it in the Gallery section of the proﬁle by clicking the link below. The campaign has already surpassed $600K in reservations. Investors that reserve shares will have the opportunity to purchase shares ahead of the company's public launch after it receives SEC qualiﬁcation. Additionally, all investors who reserve shareshttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674450272 21839&simpl=msg-f%3A1709067445027221839 1/3

8/25/2021 Circle Internet Financial Inc. Mail - Watch AppMail's New Video with Priceline's Co-Founder and purchase their reserved shares will receive bonus perks. A reservation is non- binding and you may cancel at any time.WATCH VIDEOQuestions? Email us. We're happy to help.You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.AppMail is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from AppMail: https://www.seedinvest.com/appmailCopyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674450272 21839&simpl=msg-f%3A1709067445027221839 2/3

8/25/2021 Circle Internet Financial Inc. Mail - Watch AppMail's New Video with Priceline's Co-Founder https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1709067445027221839&simpl=msg-f%3A1709067445027221839 3/3

8/25/2021 Circle Internet Financial Inc. Mail - Why JetBlue Technology Ventures Invested in AppMailSarah Haas <sarah@seedinvest.com>Why JetBlue Technology Ventures Invested in AppMail 1 messageSeedInvest <deals@seedinvest.com> Wed, Aug 25, 2021 at 8:14 AM Reply-To: contactus@seedinvest.com To: sarah@seedinvest.comInvestor SpotlightLearn more about why JetBlue Technology Ventures invested in AppMailAppMail, an email solution that enables users to browse, select, and make purchases without leaving their inbox, is backed by JetBlue Technology Ventures, the venture arm of JetBlue Airways. In addition to investing funds, JetBlue Technology Ventures gives its 25 portfolio companies guidance, makes connections to industry players, provides proof-of-concept opportunities, and, in some cases, incubates startups in its Silicon Valley ofﬁce. Daisy Garcia from JetBlue Technology Ventures shared: "AppMail’s solution has proven its value within the aviation industry, and has the potential to help businesses across a multitude of industries. As investors of AppMail, we believe in their vision ofhttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674004390 45304&simpl=msg-f%3A1709067400439045304 1/3

8/25/2021 Circle Internet Financial Inc. Mail - Why JetBlue Technology Ventures Invested in AppMail revolutionizing email as we know it." Watch the company's new video featuring JetBlue Technology Ventures in the Gallery section of the proﬁle here. AppMail's campaign has surpassed over $550K in reservations.RESERVE SHARESQuestions? Email us. We're happy to help.You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving general updates from us, unsubscribe here.If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account.AppMail is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from AppMail: https://www.seedinvest.com/appmail Copyright © 2021 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674004390 45304&simpl=msg-f%3A1709067400439045304 2/3

8/25/2021 Circle Internet Financial Inc. Mail - Why JetBlue Technology Ventures Invested in AppMailhttps://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A17090674004390 45304&simpl=msg-f%3A1709067400439045304 3/3